National Life Insurance Company

National Variable Annuity Account II

National Variable Life Insurance Account

Supplement dated March 15, 2019

to the Prospectuses dated May 1, 2018, as supplemented to date,

for the Varitrak and Investor Select Policies and for the Sentinel Advantage Variable Annuity and
Sentinel Advantage Variable Annuity 5 Contracts

and to the Prospectus dated May 1, 2009, as supplemented to date,

for the Sentinel Estate Provider Policy

Liquidation of the AllianceBernstein VPS Real Estate Investment Portfolio

The Sentinel Advantage Variable Annuity 5 contract, issued by National Life Insurance Company (“we” or “us”), has an investment option that invests in the AllianceBernstein VPS Real Estate Investment Portfolio (the “AB Real Estate Investment Portfolio”, or the “Portfolio”), a series of the AllianceBernstein Variable Products Series Fund, Inc. (“AllianceBernstein”). We have received notice that the Board of Trustees of AlllianceBernstein approved the termination and liquidation of the Portfolio. It is anticipated that the liquidation will occur on or about April 24, 2019.

Effective March 15, 2019, the AB Real Estate Investment Portfolio will no longer be available to policy and contract owners for new or additional purchases. If you have account value allocated to the AB Real Estate Investment Portfolio, you may make additional purchases of portfolio shares up to and including March 15, 2019. After that date, no purchases will be accepted.

Additionally, if you have account value allocated to the subaccount that invests in the AB Real Estate Investment Portfolio, you must instruct us to transfer that account value to another subaccount or subaccounts of your choice. Otherwise, at the close of business on April 19, 2019, we will transfer your account value to the Money Market subaccount. Also, if you have any portion of your future premium payments allocated to the AB Real Estate Investment Portfolio subaccount or if your automatic portfolio management features (i.e., Dollar-Cost Averaging and Portfolio Rebalancing) include the AB Real Estate Investment Portfolio subaccount, you must redirect that allocation or automatic transaction to another subaccount.

After April 24, 2019, all references to the AB Real Estate Investment Portfolio in the policies and contracts listed above are hereby deleted.

Transfers made from the AB Real Estate Investment Portfolio will not count against the number of free transfers allowed during this policy or contract year, and we will waive any fee otherwise applicable to such transfers.

Closing of Subaccounts:

We have been notified that the portfolios listed below will be merging into portfolios not currently offered in the National Life Insurance Company policies and contracts listed above.

Oppenheimer Main Street Small Cap VA	Oppenheimer Conservative Balanced Fund VA	Oppenheimer Global Strategic Income VA
AllianceBernstein VPS Value Portfolio	AllianceBernstein VPS Growth Portfolio

Effective March 15, 2019, the above-listed portfolios will no longer be available to policy and contract owners for new or additional purchases. Additional information about the portfolio mergers will be provided in a separate communication.

If you have any questions, please contact us at 1-800-732-8939.

THIS SUPPLEMENT SHOULD BE READ CAREFULLY TOGETHER WITH THE APPLICABLE PROSPECTUS, AND BOTH DOCUMENTS SHOULD BE KEPT TOGETHER FOR FUTURE REFERENCE.